Chase Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1

Section 7.3 Indenture                               Distribution Date: 4/15/2005
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(i)   Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                             0.00
              Class B Principal Payment                             0.00
              Class C Principal Payment                             0.00
                     Total

      Amount of the distribution allocable to the principal on the
      Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                             0.00
              Class B Principal Payment                             0.00
              Class C Principal Payment                             0.00
                     Total

(ii)  Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement             1,813,758.33
              Class B Note Interest Requirement               164,467.92
              Class C Note Interest Requirement               241,102.50
                     Total                                  2,219,328.75

      Amount of the distribution allocable to the interest on the
      Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                  2.54028
              Class B Note Interest Requirement                  2.76417
              Class C Note Interest Requirement                  3.15167

(iii) Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                 714,000,000
              Class B Note Principal Balance                  59,500,000
              Class C Note Principal Balance                  76,500,000

(iv)  Amount on deposit in Owner Trust Spread Account       8,500,000.00

(v)   Required Owner Trust Spread Account Amount            8,500,000.00


                                        By:
                                                -------------------------------
                                        Name:   Patricia M. Garvey
                                        Title:  Vice President